TURNER FUNDS

TURNER MARKET NEUTRAL FUND

Class C

Supplement dated November 22, 2013

to the Prospectus dated January 31, 2013

THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE PROSPECTUS.  THIS SUPPLEMENT SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS.

The following changes are made to the Prospectus, effective November 22, 2013:

1.                          The disclosure under “Market Neutral Fund — Management — Portfolio Managers” on page 3 is deleted and replaced by the following:

Robert E. Turner, CFA, Chairman and Chief Investment Officer and David Kovacs, CFA, Chief Investment Officer of Qualitative Strategies, are the lead portfolio managers of the Market Neutral Fund. Mr. Turner founded Turner in 1990.  Mr. Kovacs has worked at Turner since 1998.

2.                          The first and sixth paragraphs under “Portfolio Managers” on page 23 are deleted and replaced by the following:

The Market Neutral Fund is managed by a team led by Robert E. Turner and David Kovacs.  The Medical Sciences Long/Short fund is managed by a team led by Vijay Shankaran. The Titan Fund is managed by a team led by Christopher Baggini.

Robert E. Turner, CFA, Chairman and Chief Investment Officer, founded Turner in 1990. Mr. Turner is the lead portfolio manager of the Large Growth Fund.  He is co-lead portfolio manager of the Market Neutral Fund.  Prior to his current position, he was Senior Investment Manager with Meridian Investment Company. He has 33 years of investment experience.

3.                          The following disclosure is added at the end of the section “Portfolio Managers” beginning on page 23:

David Kovacs, CFA, Chief Invesment Officer of Quantitative Strategies, joined Turner in 1998.  Mr. Kovacs has worked at Turner since 1998 and has 23 years of investment experience.  Prior to joining Turner, Mr. Kovacs was Director of Quantitative Research at Pilgrim Baxter & Associates.

4.                          The sixth paragraph on page 23 under “Portfolio Managers” is deleted in its entirety.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

TUR-FS-18-01